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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                FEBRUARY 23, 2006
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                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                                   PCTEL, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



           DELAWARE                   000-27115                 77-0364943
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(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)       (IRS EMPLOYER
      OF INCORPORATION)                                   IDENTIFICATION NUMBER)



                         8725 W. HIGGINS ROAD, SUITE 400
                             CHICAGO, ILLINOIS 60631
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (773) 243-3000
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
    (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         The following information is intended to be furnished under Item 2.02 of Form 8-K, "Results of Operations and Financial Condition." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On February 23, 2006, PCTEL, Inc. issued a press release regarding its financial results for its fourth fiscal quarter and fiscal year ended December 31, 2005. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (d) Exhibits

         The following exhibit is furnished herewith:

         99.1 Press Release, dated February 23, 2006, of PCTEL, Inc. announcing its financial results for its fourth fiscal quarter and fiscal year ended December 31, 2005

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2006

                                   PCTEL, INC.


                                   By: /s/ John Schoen
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                                       John W. Schoen, Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number    Description
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99.1 Press Release, dated February 23, 2006, of PCTEL, Inc. announcing its financial results for its fourth fiscal quarter and fiscal year ended December 31, 2005